                         NOTICE OF GUARANTEED DELIVERY

                            MACDERMID, INCORPORATED

    This form or one substantially equivalent hereto must be used to accept the Exchange Offer of MacDermid, Incorporated (the "Company") made pursuant to the
Prospectus, dated [         ], 2001 (the "Prospectus"), and the enclosed Letter
of Transmittal (the "Letter of Transmittal") if certificates for Old Notes of the Company are not immediately available or if the procedure for book-entry transfer cannot be completed on a timely basis or time will not permit all required documents to reach the Company prior to 5:00 P.M., New York City time, on the Expiration Date of the Exchange Offer. Such form may be delivered or transmitted by facsimile transmission, mail or hand delivery to The Bank of New York (the "Exchange Agent") as set forth below. In addition, in order to utilize the guaranteed delivery procedure to tender Old Notes pursuant to the Exchange Offer, a completed, signed and dated Letter of Transmittal (or facsimile thereof) must also be received by the Exchange Agent prior to 5:00 P.M., New York City time, on the Expiration Date. Capitalized terms not defined herein are defined in the Letter of Transmittal.

               DELIVERY TO: THE BANK OF NEW YORK, EXCHANGE AGENT

    BY REGISTERED OR        BY OVERNIGHT COURIER:              BY HAND:                  BY FACSIMILE:
    CERTIFIED MAIL:
  The Bank of New York      The Bank of New York         The Bank of New York        The Bank of New York
   Attention: Kim Lau     Reorganization Department   Attention: Reorganization    Reorganization Department
 101 Barclay Street, 7       Attention: [will be              Corporate               Attention: [will be
          East                 assigned after               Trust Services              assigned after
New York, New York 10286       filing of S-4]            Window, Ground Level           filing of S-4]
                            101 Barclay Street, 7     101 Barclay Street, 7 East        (212) 815-6339
                                    East               New York, New York 10286
                          New York, New York 10286
                                                                                     CONFIRM BY TELEPHONE
                                                                                        (212) 815-3750

    DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE, OR
TRANSMISSION OF INSTRUCTIONS VIA FACSIMILE OTHER THAN AS SET FORTH ABOVE, WILL
NOT CONSTITUTE A VALID DELIVERY.

Ladies and Gentlemen:

    Upon the terms and conditions set forth in the Prospectus and the accompanying Letter of Transmittal, the undersigned hereby tenders to the Company the principal amount at maturity of Old Notes set forth below, pursuant to the guaranteed delivery procedure described in "The Exchange Offer--
Guaranteed Delivery Procedures" section of the Prospectus.

Principal Amount of Old Notes Tendered:*

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
$
Certificate Nos. (if available):               If Old Notes will be delivered by book-entry
                                               transfer to The Depository Trust Company,
                                               provide account number.
Total Principal Amount Represented by Old
Notes Certificate(s):

$                                              Account Number

* Must be in denominations of principal amount at maturity of $1,000 and any integral multiple thereof.

ALL AUTHORITY HEREIN CONFERRED OR AGREED TO BE CONFERRED SHALL SURVIVE THE DEATH OR INCAPACITY OF THE UNDERSIGNED, AND EVERY OBLIGATION OF THE UNDERSIGNED HEREUNDER SHALL BE BINDING UPON THE HEIRS, PERSONAL REPRESENTATIVES, SUCCESSORS AND ASSIGNS OF THE UNDERSIGNED.

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                                PLEASE SIGN HERE

  x:
  x:
                SIGNATURE(S) OF OWNER(S)                                           DATE
                 OR AUTHORIZED SIGNATORY

  Area Code and Telephone Number:
      Must be signed by the holder(s) of the Old Notes as the name(s) of such holder(s) appear(s) on the certificate(s) for the Old Notes or on a Security position listing, or by person(s) authorized to become registered holder(s) by endorsement and documents transmitted with this Notice of Guaranteed Delivery. If any signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, such person must set forth his or her full title below.
                                       PLEASE PRINT NAME(S) AND ADDRESS(ES)

  Name(s):
  Capacity:
  Address(es):

                                                    GUARANTEE

      The undersigned is a member of a registered national securities exchange, or a member of the National
  Association of Securities Dealers, Inc., or a commercial bank trust company having an office or correspondent in the United States, or an "eligible guarantor institution" within the meaning of Rule 17Ad-15 of the
  Securities Exchange Act of 1934, as amended, hereby guarantees that the certificates representing the principal amount at maturity of Old Notes tendered hereby in proper form for transfer, or timely confirmation of the book-entry transfer of such Old Notes into the Exchange Agent's account at The Bank of New York pursuant to the procedures set forth in "The Exchange Offer--Guaranteed Delivery Procedures" section of the
  Prospectus, together with a properly completed and duly executed Letter of Transmittal (or facsimile thereof)
  with any required signature guarantee and any other documents required by the Letter of Transmittal, will be received by the Exchange Agent at the address set forth above, within five business days after the Expiration
  Date.

                     (NAME OF FIRM)                                       (AUTHORIZED SIGNATURE)

                        (ADDRESS)                                                 (TITLE)
                                                           Name:
                        ZIP CODE                                          (PLEASE TYPE OF PRINT)
  Area Code and Tel. No.:                                  Dated:

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NOTE: DO NOT SEND CERTIFICATES FOR OLD NOTES WITH THIS FORM. CERTIFICATES FOR
OLD NOTES SHOULD ONLY BE SENT WITH YOUR LETTER OF TRANSMITTAL.